UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SEDONA CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SEDONA Corporation
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Thursday, September 18, 2008
To the Shareholders of SEDONA Corporation:
     The Annual Meeting of Shareholders of SEDONA Corporation, a Pennsylvania corporation (the “Company”), will be held at the Radisson Hotel, Valley Forge, 1160 First Avenue, King of Prussia, PA 19406 on Thursday, September 18, 2008 at 10:00 A.M. for the following purposes, as described in the Proxy Statement accompanying this Notice:
1.	To elect six (6) directors to serve for the ensuing year until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting.

The Board of Directors has no knowledge of any other business to be presented or transacted at the Meeting.
     Only Shareholders of record on August 1, 2008 are entitled to notice of and any adjournment or postponement of the Annual Meeting. Such shareholders may vote in person or by proxy at the Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting in person. If you have Internet access, we encourage you to record your vote via the Internet. It is convenient, and it saves us postage and processing costs. If you do not vote via the Internet, please vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope. Submitting your proxy by Internet or mail will not affect your right to vote in person if you decide to attend the annual meeting.
     Further information as to the matters to be considered and acted upon at the Meeting can be found in the accompanying Proxy Statement.
By Order of the Board of Directors,
ANITA M. PRIMO
Secretary
August 1, 2008
YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.
This Proxy Statement and form of proxy are first mailed to security holders on August 15, 2008.

SEDONA Corporation
1003 West Ninth Avenue, Second Floor
King of Prussia, PA 19406

PROXY STATEMENT
for
Annual Meeting of Shareholders
To be Held Thursday, September 18, 2008

     This Proxy Statement, the foregoing Notice of Annual Meeting and the enclosed form of proxy are first being sent or delivered to Shareholders on or about August 15, 2008, in connection with the solicitation of proxies for use by the Board of Directors of SEDONA Corporation (the “Company”), at the Annual Meeting of Shareholders of the Company (the “Meeting”) which will be held at the Radisson Hotel, Valley Forge, 1160 First Avenue, King of Prussia, PA 19406 on Thursday, September 18, 2008 at 10:00 A.M., for the purposes set forth in the foregoing Notice of Annual Meeting, and at any and all adjournments or postponements thereof.
Matters to be considered
     The Meeting has been called for the following purposes:
(i)	Proposal — to elect six (6) Directors to serve on the Company’s Board of Directors; and

(ii)	Transact such other business as may properly come before the Meeting.
Record Date and Outstanding Stock
     The record date (the “Record Date”) for determining those Shareholders entitled to notice of and to vote at the Meeting was August 1, 2008. As of the Record Date, the Company had outstanding 500,000 shares of Class A, Series A Preferred Stock, par value $2.00 per share (“Series A Preferred Stock”), and 100,181,900 shares of Common Stock, par value $0.001 per share (“Common Stock”).
Proxies
     Solicitation. Solicitation of proxies is being made by management at the direction of the Company’s Board of Directors, without additional compensation, through the mail, in person or by internet (see voting instructions on proxy card). The cost will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares held as of the Record Date by such persons, and the Company will reimburse them for their reasonable expenses in so doing.
     Revocation. The execution of a proxy does not affect the right to vote in person at the Meeting. A proxy may be revoked by the person giving it at any time before it has been voted at the Meeting by submitting a later dated proxy, by giving written notice of revocation to the Secretary of the Company, or by voting in person at the Meeting. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board of Directors. Any written notice of revocation or subsequent proxy should be delivered to:

SEDONA Corporation
1003 West Ninth Avenue, Second Floor
King of Prussia, PA 19406
Attention: Corporate Secretary
or hand delivered to the Secretary before the closing of the polls at the Meeting.
     Signatures in Certain Cases. If a Shareholder is a corporation, the enclosed proxy should be signed in the Shareholder’s corporate name by an authorized officer and his or her title should be indicated. If stock is registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If stock is registered in the name of a decedent, an executor or administrator should sign the proxy, and his or her title as such should follow the signature.
Quorum and Voting
     The presence, in person or by proxy, of Shareholders entitled to cast a majority of the votes which all Shareholders are entitled to cast on each matter to be voted upon at the Meeting is necessary for a quorum. A plurality of votes cast is required for the election of Directors.
     Under the Pennsylvania Business Corporation Law, if a Shareholder (including a nominee, broker or other record owner) either records the fact of abstention, in person or by proxy, or fails to vote in person and does not return a duly executed form of proxy, such action would not be considered a “vote cast,” and would have no effect on the outcome of the vote with respect to voting matters. Similarly, broker non-votes would not be considered “votes cast” on any matter to which they relate and would have no effect on the outcome of the vote with respect to voting matters. Abstentions and broker-non-votes are counted in determining whether a quorum is present at the Meeting. If a Shareholder returns a duly executed form of proxy but has made no specifications with respect to voting matters, the persons named as proxies intend (unless instructed otherwise by the Shareholder) to vote for each of the nominees FOR Director named in this Proxy Statement, and to use their discretion in any other matters that may properly come before the Meeting.
     Holders of Series A Preferred Stock and Common Stock at the close of business on the Record Date are entitled to one vote per share on all matters properly presented for Shareholder approval at the Meeting. Shareholders do not have the right to cumulate their votes for the election of Directors.
SECURITY OWNERSHIP OF MANAGEMENT
     The following table sets forth information regarding the beneficial ownership of the Common Stock as of August 1, 2008 with respect to:
•	Each person or group known to the Company who beneficially owns five percent or more of the outstanding shares of Common Stock;

•	Each Director, Nominee for Director, and Named Executive Officer(1); and

•	The Company’s Executive Officers and Members of its Board of Directors as a group.
Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned. The business address of each person named in the table below is c/o SEDONA Corporation, 1003 West Ninth Avenue, Second Floor, King of Prussia, Pennsylvania 19406.

     Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of August 1, 2008 are deemed outstanding for the purpose of determining the amount of shares beneficially owned and computing the percentage ownership of any person. These shares, however, are not considered outstanding when computing the percentage ownership of any other person.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership(1)	Percent of Class
David C. Bluestone (3)	250,000	*
Scott C. Edelman(3)	235,000	*
Marco A. Emrich(2), (3)	1,530,385	1.51%
Jack A. Pellicci(3)	451,074	*
Anita M. Primo(2)	266,160	*
Timothy A. Rimlinger(2)	280,880	*
Roger W. Scearce(3)	260,700	*
David R. Vey(3), (4)	52,072,999	43.50%

All Executive Officers and Directors as a group (8 persons) (4)	55,347,198 (5)	42.45	%(5)

[1]	The Company’s Named Executive Officers are its chief executive officer, its four most highly compensated executive officers other than the chief executive officer at the end of 2007, and up to two other persons who would otherwise fall into this category who were no longer serving as an executive officer of the Company at the end of 2007.
(*)	Owner holds less than 1% of the class.

(1)	Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified in the table as beneficially owned. The table includes shares that the following directors and executive officers have a right to acquire within 60 days from August 1, 2008, upon the exercise of outstanding options and warrants:
Mr. Bluestone – 250,000 options
Mr. Edelman – 235,000 options
Mr. Emrich – 455,000 options and 997,500 warrants
Mr. Pellicci – 429,750 options
Ms. Primo – 201,227 options
Mr. Rimlinger – 161,755 options
Mr. Scearce – 235,000 options
Mr. Vey – 310,000 options
(2)	Named Executive Officer

(3)	Director

(4)	Mr. Vey has a right to acquire 19,223,309 shares within 60 days upon a notice of conversion related to a $2,691,263 convertible note due October 23, 2008. The conversion price of the related note was issued at a discount to the fair market value of the underlying common stock on the date the notes were issued.

(5)	Includes shares of Common stock that the executive officers and directors have the right to acquire by exercise of stock options or warrants or the conversion of convertible instruments.

PROPOSAL 1
ELECTION OF DIRECTORS
     The By-laws provide that the Company have a Board of Directors of not less than three or more than nine directors, with the number of directors to be fixed by the Board from time to time. The number of directors is presently fixed at seven. The Board of Directors currently consists of six directors due to vacancy created upon the resignation of Victoria V. Looney as of February 21, 2008.
     The Company is currently evaluating whether it is going to fill the vacancy created on the Board of Directors following the resignation of Victoria Looney.
     At the Meeting, the Shareholders will elect six Directors, each to hold office until the next Annual Meeting of Shareholders and until a successor has been elected and qualified.
     The Board of Directors has nominated for election the six persons designated below all of whom currently serve on the Board of Directors. All nominees have consented to be named and to serve if elected. If a nominee, at the time of his election, is unable or unwilling to serve, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitute will have discretionary authority to vote or to refrain from voting for the other nominee in accordance with their judgment. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted “FOR” the election of David R. Vey, Scott C. Edelman, Marco A. Emrich, David C. Bluestone, Jack A. Pellicci and Roger W. Scearce.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR:

Nominee’s Name	Age	Director Since	Position with the Company

David R. Vey	55	2003	Co-Chairman of the Board
Scott C. Edelman	54	2004	Co-Chairman of the Board
Marco A. Emrich	56	1999	President, Chief Executive Officer and Director
David C. Bluestone	52	2005	Director
Jack A. Pellicci	70	1996	Director

Roger W. Scearce	58	2004	Director
     The business experience, principal occupation and employment of the nominees for the previous five years have been as follows:
     David R. Vey has served as Chairman of the Board since May 2003 and has been a Director of the Company since March 2003. Mr. Vey founded Vey Development, Inc., a privately held residential and commercial real estate development company, with primary real estate holdings in Louisiana, and has served as its President since 1983. Mr. Vey is a managing member in Oak Harbor Investments. Mr. Vey holds a Bachelor of Arts, Landscape Architecture and a Bachelor of Science, Forest Management from Louisiana State University.

     Scott C. Edelman has served as a Director of the Company since August 2004 and Co-Chairman of the Board since his appointment May 9, 2007. Since July 2002, he has served as the Chief Executive Officer of CellzDirect, a privately held bioscience company that provides bio/pharmaceutical companies with quality hepatic cell products and contract laboratory services focused primarily on drug metabolism and toxicology. CellzDirect was sold to Invitrogen Corporation in January, 2008. Currently, Mr. Edelman is Vice President and General Manager of Hepatic Biology for Invitrogen. Previously, Mr. Edelman managed numerous small- to intermediate-sized technology companies with a variety of domestic and international distribution channel strategies including serving as President and Chief Executive Officer of GroupSystems.com, a collaborative tools software vendor specializing in group dynamics and collaborative team decision-making from January 1999 to July 2002. Mr. Edelman holds a Bachelor of Science degree in Business Administration from Pennsylvania State University.
     Marco A. Emrich has over 25 years of software industry experience and has served as Chief Executive Officer and President of SEDONA Corporation since September 1999. Prior to joining SEDONA Corporation, he served as President and CEO of Cambridge-based e-commerce application service provider, empresa Inc., where he devised and executed a strategic-level plan for the incorporation and launch of the Company in the untapped e-commerce application outsourcing market. Prior to empresa Inc., Mr. Emrich was President, CEO and Chairman of CenterLine Software, Inc., a software application and services provider of Application Delivery Management System (ADMS) solutions for network-centric, multi-tier distributed business applications.  Mr. Emrich also held positions as President of Stuttgart-based application development software provider, Cinmark Systems Inc., and Senior Executive of Cincom Systems, Inc. and Digital Equipment Corporation’s Information Network Technology Group. Mr. Emrich holds a Bachelor’s degree in Electrical Engineering with specialization in Systems Engineering from Pontifical Catholic University of Rio De Janeiro, Brazil.
     David C. Bluestone was elected to the Board of Directors in August 2005. Mr. Bluestone has been with Keybank, N.A. since October 1996, where he is currently a Senior Real Estate Credit Officer with responsibility for structuring and approval of credit exposure for commercial real estate relationships, maintaining asset quality and portfolio management, and has held the position of Team Leader, Chicago Real Estate Loan Production Officer. Prior to Keybank, Mr. Bluestone served as Senior Relationship Manager with Mellon Bank N.A.’s Real Estate Department and Section Manager, Credit Review Department from September 1986 to October 1996 with emphasis on new and restructuring of existing multi-million dollar real estate transactions, new business development, as well as underwriting, credit, financial, market and valuation analysis. From September 1982 to August 1986, he was a Real Estate Representative and Project Manager for The Southland Corporation. Mr. Bluestone holds a Masters of Business Administration from University of California, and a Bachelors of Landscape Architecture from Louisiana State University.
     Jack A. Pellicci has served as a Director since 1996. Jack Pellicci joined Intergraph Corporation in September 2006 as the Senior Vice President Security, Government and Infrastructure and General Manager, Federal Solutions and Intelligence Business Units. Prior to this he spent over 14 years at Oracle Corporation where his most recent position was as Group Vice President, North America Public Sector. In this position he led the Business Development and Program Management Group where he was responsible for positioning Oracle’s products and solutions with customers and partners to generate and then capture new business in the Federal/State and Local/Provincial Government markets in the US and Canada. Mr. Pellicci joined Oracle in 1992 after retiring from the U.S. Army as a Brigadier General with 30 years experience leading and training people, managing technology and improving productivity in command and staff assignments in both peace and war. He is a graduate of the U.S. Military Academy at West Point with a Bachelor of Engineering degree, and received a Master of Mechanical Engineering degree from Georgia Institute of Technology.
     Roger W. Scearce has served as a Director of the Company since August 2004. Mr. Scearce is a senior partner with Vanguard Advisors, LLC. Vanguard’s mission is to provide world-class advisory and consulting services to business and government leaders. He is a founding member and has been with Vanguard Advisors, LLC since May 2003. Prior to forming Vanguard Advisors, Mr. Scearce was a Senior Vice President with American Management Systems (AMS), from April 1999 to April 2003, where he led their Department of Defense (DoD) Strategic Account Group. While at AMS, Mr. Scearce also served as the Deputy Program Manager, DoD Financial Management Enterprise Architecture as a key executive member of “Team IBM” in support of the DoD’s Business Management

Modernization Program. Before joining AMS, Mr. Scearce was a career military officer, rising to the rank of Brigadier General, U.S. Army. His last active duty assignment was Deputy Director of the Defense Finance and Accounting Service. Mr. Scearce managed the day-to-day finance and accounting operations and activities of the Defense Department worldwide. Earlier leadership roles and assignments included serving as Commandant of the U.S. Army Finance School and Chief of the U.S. Army Finance Corps; and Commander 266th Theater Finance Command, U.S. Army, Europe.
     Mr. Scearce graduated from Florida Southern College with a Bachelor of Science degree in Accounting and earned an MBA from Syracuse University. He is a past National Vice President of the American Society of Military Comptrollers and past President of the Association of Syracuse Army Comptrollers. He is also an active member of the Association of Government Accountants. Mr. Scearce is the immediate past Chairman of the Board of Directors of Andrews Federal Credit Union, Andrews AFB Maryland, where he still serves as a Director.
BOARD AND COMMITTEE MEETINGS
     The Board of Directors held nine meetings in 2007. During 2007, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and any committee on which each served. It is the policy of the Board of Directors that all of its Directors to attend the Annual Meeting of Shareholders. In 2007, all members of the Board of Directors attended the Annual Meeting of Shareholders in person with the exception of Jack Pellicci who attended via teleconference.
     The Company’s corporate governance guidelines provide that the independent directors meet in executive session at regular intervals or as otherwise appropriate throughout the year. The independent directors met in executive session five times during 2007.
Director Independence
     The Board of Directors annually determines the independence of directors. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a material relationship with the Company or otherwise. Material relationships can include commercial, banking, consulting, legal, accounting, charitable, and familial relationships, among others.
     Independent directors are directors who, in the view of the Board of Directors, are free of any relationship that would interfere with the exercise of independent judgment.   The Board of Directors has adopted the standards for “independent directors” defined under Rule 4200(a)(15) of NASDAQ.
     The table below provides information about the current membership of the committees and the number of meetings held in 2007.
2007 Board Committees

Nominating
	Audit	Compensation	and Corporate	Executive
Name	Committee	Committee	Governance Committee	Committee
David Vey	—	—	—	Chair
Scott Edelman	—	Chair	—	X
Marco Emrich	—	—	—	—
David Bluestone	X	—	X	—
Jack Pellicci	X	X	Chair	—
Roger Scearce	Chair	—	—	X
Number of Meetings	6	1	2	3

Audit Committee
     The Board of Directors has an Audit Committee consisting of: Roger W. Scearce (Chair), David C. Bluestone and Jack A. Pellicci. The Audit Committee met six times during 2007. The Board of Directors has determined that Roger W. Scearce qualifies as an “audit committee financial expert” under SEC rules. The function of the Audit Committee is guided by its charter to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants. In addition, the function of the Committee includes recommending to the Board of Directors, the engagement or discharge of the independent auditors, discussing with the auditors their review of the Company’s quarterly results and their annual audit of the financial statements. The Board has made a determination that Messrs. Scearce, Bluestone and Pellicci qualify as independent directors under the independence requirements of applicable law and of Nasdaq.
Nominations & Corporate Governance Committee
     The Board of Directors has a Nominating & Corporate Governance Committee, consisting of Jack A. Pellicci (Chair), and David C. Bluestone. The Board has made a determination that Mr. Pellicci and Mr. Bluestone qualify as independent directors under the independence requirements of applicable law and of Nasdaq. The Committee has a charter which is available to security holders on the Company’s website, www.sedonacorp.com. The function of the Nominating & Corporate Governance Committee is: (i.) to establish criteria for selecting candidates for nomination to the Board of Directors; actively seeking candidates to meet those criteria; and making recommendations to the Board of Directors of nominees to fill vacancies on, or as additions to, the Board of Directors; (ii.) serve as an independent and objective component of the Board to ensure Board stewardship of its responsibilities to shareholders and all other constituencies consistent with best corporate governance practices; and (iii.) monitor, review and appraise regularly the corporate governance systems of checks and balances, including the Corporation’s code of ethics and standards of conduct.
     The Nomination and Corporate Governance Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its Shareholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Nominating Committee will consider nominees for election to the Board of Directors that are recommended by Shareholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Nominating & Corporate Governance Committee, c/o Corporate Secretary, SEDONA Corporation, 1003 W. Ninth Avenue, Second Floor, King of Prussia, PA 19406, and should not include self-nominations.
     The Committee applies the same criteria to nominees recommended by Shareholders. The Nominating Committee & Corporate Governance Committee met twice during 2007.
Compensation Committee
     The Board of Directors also has a Compensation Committee, consisting of Scott C. Edelman (Chair) and Jack A. Pellicci. The Board has made a determination that Messrs. Edelman and Pellicci qualify as independent directors under the independence requirements of applicable law and of the Nasdaq. The Compensation has a charter which is available to security holders on the Company’s website, www.sedonacorp.com. The Compensation Committee is responsible for developing and executing plans for the compensation of the Company’s executive officers, including the Chief Executive Officer of the Company. Additionally, the Compensation Committee has administered the SEDONA Corporation 2000 Incentive Stock Option Plan (the “2000 Plan”), including the determination, subject to the 2000 Plan’s provisions, of the individuals eligible to receive awards, the individuals to whom awards should be granted, the nature of the awards to be granted, the number of awards to be granted, the exercise price, vesting schedule, term, and all other conditions and terms of the awards to be granted. This committee met once during 2007.

Executive Committee
     The Executive Committee’s scope of responsibilities has been expanded by the consolidation of the former Strategic Direction and Finance Committees into the Executive Committee. The committee members consist of David R. Vey (Chair), Scott C. Edelman and Roger W. Scearce. The function of the committee is to exercise the powers of the Board between meetings to the extent permitted by law. The Executive Committee met three times during 2007 and also held informal discussions.
Corporate Governance Information
     A copy of the charters of each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, and Code of Conduct and Business Ethics as well as how shareholders can communicate with the Board of Directors, are available on the Company’s website at http://www.sedonacorp.com. While the Company has no formal policy regarding the attendance of Board members at annual meetings of shareholders, director attendance is deemed important and is strongly encouraged.
Code of Ethics and Business Conduct
     On June 1, 2004, the Board of Directors adopted a Code of Conduct and Business Ethics pursuant to Section 406 of the Sarbanes-Oxley Act that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and any other persons performing similar functions In the event we make any amendment to, or grant any waiver of, a provision of the Code of Ethics and Business Conduct, we will disclose the amendment or waiver as required by applicable rules.. The Code is posted on the Company’s internet website at https://www.sedonacorp.com. under the heading “Corporate Governance”.
COMPENSATION OF DIRECTORS
Compensation of Directors
Cash Compensation
     Any board member participating on a board committee will be reimbursed $500 per year for their participation, with the exception of the members of the Audit Committee who will be reimbursed $1,000 per year for their participation in that committee. The reimbursement will be made at the end of the twelve-month period following participation in the various board committees administered from the annual shareholders’ meeting date each year. Through August 1, 2008, the Company accrued $7,083 related to this compensation.
     As of December 31, 2007, there was a total of $130,643 accrued compensation due to current and past members of the Board of Directors for prior service. In 2007, the Directors of the Company elected to defer the issuance of 100,000 non-qualified stock options each, which were earned in 2007.
Option Plan
     Under the Company’s 2000 Incentive Stock Option Plan, each of the Company’s non-employee Directors, on the first business day of January of 2002 and on the first business day of January in each succeeding year, shall receive as compensation for service to the Board of Directors, a grant of an option to purchase common stock, at the then current fair market value, as determined in accordance with the Plan, as follows: a 30,000 share option grant for service to the Board of Directors during the preceding year; plus, a 5,000 share option grant for serving as the Chairman of the Board of Directors or of a Committee of the Board of Directors during the preceding year. If, however, an Eligible Director shall become eligible for an option grant after the first regularly scheduled Meeting to the Board of Directors during any calendar year, the Compensation Committee shall determine the size of such option grant by multiplying 30,000 shares (and/or 5,000 shares) by a fraction which is determined by dividing the number of regularly scheduled Board of Directors meetings remaining in the calendar year by four.

     In addition, any new Director elected to the Company’s Board of Directors will be granted an option to purchase 50,000 shares of common stock, at the then current fair market value. The shares underlying this option will vest at the rate of 10,000 shares per year for five years, on the anniversary date of the new Director’s election to the Company’s Board of Directors.
     If unexercised, each option shall expire on the tenth anniversary of the date of grant and shall vest and become fully exercisable upon grant, with the exception that the new Directors’ options shall vest over five years. Once vested, options shall remain fully exercisable until the earlier of: (i) the expiration of their ten-year term; (ii) three years following the optionee’s separation from Board of Directors service for any reason; or (iii) one year following the death of the optionee.
     During 2005, the Board of Directors amended the Compensation of its Directors as follows:
     Effective August 11, 2005, as of the date of each annual shareholder meeting, each existing board member will be granted the option to purchase 100,000 incentive stock options at the fair market value on the date of grant. The options will vest and become fully exercisable upon grant.
     In 2007, the Directors of the Company elected to defer the issuance of 100,000 non-qualified stock options each, which were earned in 2007.
     In addition, any new Director elected to the Company’s Board of Directors will be granted an option to purchase 50,000 shares of common stock, at the then current fair market value. The shares underlying these options will vest at the rate of 10,000 shares per year for five years, on the anniversary date of the new Director’s election to the Company’s Board of Directors. If unexercised, each option shall expire on the tenth anniversary of the date of grant and shall vest and become fully exercisable upon grant, with the exception that the new Directors’ options shall vest over five years. Once vested, options shall remain fully exercisable until the earlier of: (i) the expiration of their term; (ii) three years following the optionee’s separation from Board of Directors service for any reason; or (iii) one year following the death of the optionee.
2007 DIRECTOR COMPENSATION

					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
David C. Bluestone	$1,500	$—	$—	$—	$—	$—	$1,500
Scott C. Edelman	$1,000	$—	$—	$—	$—	$—	$1,000
Victoria V. Looney	$1,000	$—	$—	$—	$—	$—	$1,000
Jack Pellicci	$2,000	$—	$—	$—	$—	$—	$2,000
Roger W. Scearce	$1,500	$—	$—	$—	$—	$—	$1,500
David R. Vey	$500	$—	$—	$—	$—	$—	$500
In 2007, the Directors of the Company elected to defer the issuance of 100,000 non-qualified stock options each, which was earned in 2007. When the incentive stock options are issued, the value of the award is calculated based upon the fair value of each common stock option issued on the grant date in accordance with Statement of Financial Accounting Standards (SFAS) 123R. The fair value estimate is calculated using the Black-Scholes pricing model.

COMPENSATION OF EXECUTIVE OFFICERS
Executive Compensation
The following table sets forth certain compensation information awarded to, earned by, or paid for services rendered to the Company in all capacities during the two years ended December 31, 2007 and 2006 for the Company’s President and Chief Executive Officer, and the Company Vice Presidents, who are the only executive officers whose salary and bonus for such years exceeded $100,000:

							Nonqualified
						Non-Equity	Deferred
	Fiscal	Annual Compensation		Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Marco A. Emrich	2007	$225,000	$—	$—	$—	$—	$—	$—	$225,000
President and CEO	2006	$225,000	$—	$—	$—	$—	$—	$—	$225,000
Dean Bobrowski *	2007	$170,000	$—	$—	$1,525	$—	$—	$—	$171,525
V.P.of Sales	2006	$—	$—	$—	$—	$—	$—	$—	$—
Anita M. Primo	2007	$110,000	$—	$—	$—	$—	$—	$—	$110,000
V.P. & CFO	2006	$110,000	$—	$—	$—	$—	$—	$—	$110,000
Timothy A. Rimlinger	2007	$130,000	$—	$—	$—	$—	$—	$—	$130,000
V.P. & CTO	2006	$130,000	$—	$—	$—	$—	$—	$—	$130,000

*	Dean Bobrowski’s employment with the Company terminated effective June 6, 2008.
Stock Purchase Opportunities
Option Grants
     During 2007, the Company issued 100,000 stock options to Dean Bobrowski, the Company’s Vice President of Sales, in accordance with the terms of his employment agreement dated May 21, 2007. The exercise price of the options is $0.18 per share in which 12,500 shares vest at the six month anniversary of the employment agreement and the balance of the stock options vest on the first day of each month following the sixth month anniversary at 2,083 shares per month until fully vested, over a four-year period. In addition, Dean Bobrowski is entitled to receive 400,000 incentive stock options. The options vest upon the employee achieving his annual sales quota of $1,500,000 and vest a monthly basis, over a two-year period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
						Stock Awards
									Equity Incentive
			Equity Incentive					Equity Incentive	Plan Awards:
			Plan Awards:				Market	Plan Awards:	Market or
	Number of	Number of	Number of			Number of	Value of	Number of	payout Value of
	Securities	Securities	Securities			Shares or	Shares or	Unearned	Unearned
	Underlying	Underlying	Underlying			Units of	Units of	Shares, Units	Shares, Units or
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	or Other Rights	Other Rights
	Options #	Options #	Unearned Options	Exercise	Expiration	Have Not	Have Not	That Not	That Have Not
Name	Exercisable	Unexercisable	(#)	Price	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
Marco Emrich	200,000	—	—	$2.25	8/31/09	—	$0.00	—	$0.00
	180,000	—	—	$1.03	8/31/09	—	$0.00	—	$0.00
	75,000	—	—	$0.15	12/30/15	—	$0.00	—	$0.00
	175,000	—	—	$2.25	8/31/09	—	$0.00	—	$0.00
	350,000	—	—	$2.25	8/31/09	—	$0.00	—	$0.00
	315,000	—	—	$1.03	8/31/09	—	$0.00	—	$0.00
	157,500	—	—	$1.03	8/31/09	—	$0.00	—	$0.00
Dean Bobrowski	14,583	85,417	—	$0.18	5/21/17	—	$0.00	—	$0.00
	—	—	100,000	$0.18	5/21/17	—	$0.00	—	$0.00
Anita Primo	25,000	—	—	$1.72	11/6/10	—	$0.00	—	$0.00
	7,500	—	—	$0.78	3/29/11	—	$0.00	—	$0.00
	25,000	—	—	$1.03	11/6/10	—	$0.00	—	$0.00
	7,500	—	—	$1.03	3/29/11	—	$0.00	—	$0.00
	50,000	—	—	$0.19	12/1/13	—	$0.00	—	$0.00
	86,227	—	—	$0.15	12/30/15	—	$0.00	—	$0.00
Timothy Rimlinger	13,500	—	—	$1.35	4/21/09	—	$0.00	—	$0.00
	18,000	—	—	$1.53	11/18/09	—	$0.00	—	$0.00
	16,200	—	—	$1.03	11/18/09	—	$0.00	—	$0.00
	12,150	—	—	$1.03	4/21/09	—	$0.00	—	$0.00
	101,905	—	—	$0.15	12/30/15	—	$0.00	—	$0.00
Summary of all Existing Equity Compensation Plans
     The following table sets forth information as of the end of the Company’s 2007 fiscal year with respect to compensation plans under which the Company is authorized to issue shares of its Common Stock.
Equity Compensation Plan Information

Weighted-Average
		Exercise Price of	Number of Shares
	Number of Shares to be	Outstanding	Remaining Available
	Issued Upon Exercise of	Options,	for Future Issuance
	Outstanding Options,	Warrants and	under Equity
Plan Category	Warrants and Rights	Rights	Compensation Plans
Equity compensation plans approved by security holders (1)	14,114,588	$0.69	14,587,569
Equity compensation plans not approved by security holders (2)	—	—	—
Total	14,114,588	$0.69	14,587,569

(1)	These plans consist of the 1992 and 2000 Incentive Stock Option Plan which replaced the 1992 plan. The current plan includes a formula that automatically increases the number of securities available for issuance equal to 20% of the number of shares issued and outstanding.

(2)	The Company does not maintain any equity compensation plans that have not been approved by the stockholders.

Employment Agreements and Change Of Control Arrangements
     All Officers serve at the discretion of the Board of Directors subject to the terms of their employment agreements.
     In June 2004, the Company entered into an employment agreement with Marco A. Emrich as Chief Executive Officer and President. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of the parties, with said approval occurring at least six months prior to the end of the original, or the then current renewal term. Under his employment agreement, Mr. Emrich’s current term expires in June 2009, with said approval of the parties occurring at least six months prior.
     Mr. Emrich serves under the terms of this agreement with an annual base salary of $225,000. Mr. Emrich can also earn up to $100,000 annually in the form of a cash bonus, subject to quarterly measurements. The Company may terminate the agreement for cause or without cause. Mr. Emrich may also terminate the agreement for good cause if he is removed from, or there is a material diminution of his duties, where total compensation, calculated as base salary plus annual bonus, becomes less than ninety percent of his total compensation. In the event of such separation, Mr. Emrich shall receive six (6) months salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits available to all of the Company’s employees as set forth in the Company’s employee handbook for six (6) months. The agreement also contains non-disclosure and confidentiality provisions that apply through the term of employment.
     In July 2004, the Company entered into an employment agreement with Anita M. Primo as Chief Financial Officer and Vice President. The agreement had an original term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Ms. Primo continues to work under the terms of her contract. Under the original agreement Ms. Primo earns an annual base salary of $110,000 and can earn up to $40,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. The agreement allows the Company to terminate the agreement for cause or without cause. In the event of such separation, Ms. Primo shall receive one week salary per year of employment with the Company plus an additional eight weeks salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for the same number of weeks calculated above. Upon renewal of the employment agreement, in the event of separation, Ms. Primo shall receive six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.
     In July 2004, the Company entered into an employment agreement with Timothy A. Rimlinger as Vice President and Chief Technology Officer. The agreement had an original term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Mr. Rimlinger continues to work under the terms of his contract. Under the agreement Mr. Rimlinger earns an annual base salary of $130,000 and can earn up to $40,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. The agreement allows the Company to terminate the agreement for cause or without cause. In the event of such separation, Mr. Rimlinger shall receive one week salary per year of employment with the Company plus an additional eight weeks salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for the same number of weeks calculated above. Upon renewal of the employment agreement, in the event of separation, Mr. Rimlinger shall receive six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee is responsible for recommending compensation policies with respect to of the Company’s executive officers, and for making decisions about awards under the Company’s stock-based compensation plans. This report addresses the Company’s compensation policies for 2007 as they affected the Chief Executive Officer and the Company’s other executive officers.
Compensation Policies
     The Compensation Committee’s executive compensation policies are designed to provide competitive compensation opportunities, reward executives consistent with the Company’s performance, recognize individual performance and responsibility, underscore the importance of shareholder value creation, and assist the Company in attracting and retaining qualified executives. The principal elements of compensation employed by the Compensation Committee to meet these objectives are base salaries, annual cash incentives, and long-term stock-based incentives.
     All compensation decisions are determined following a review of many of the Company’s achievements over the past year, the individual’s contributions to the Company’s success, any significant changes in role or responsibility, and the internal equity of compensation relationships.
     In general, the Compensation Committee intends that the overall total compensation opportunities provided to the Company’s executive officers should reflect competitive compensation for executives with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company’s financial performance, and the individual’s performance in establishing the compensation opportunities for the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective.
     Actual compensation earned by the executive officers reflects both their contributions to the Company’s actual shareholder value creation and the Company’s actual financial performance. The competitiveness of the Company’s total compensation program — including base salaries, annual cash incentives, and long-term stock-based incentives — is assessed by the Compensation Committee. Data for external comparisons may be drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of information technology firms of similar size as the Company.
     While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company’s actual performance.
Base Salary
     The Compensation Committee on an annual basis reviews base salaries for all executive officers, including the Company’s Chief Executive Officer. In determining appropriate base salaries, the Compensation Committee considers external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships, and the contributions of the individual to the Company’s success. Base salary is the guaranteed element of a named executive officer’s annual cash compensation. Base salary for the named executive officers are designed to attract and retain highly qualified individuals.
Annual Cash Incentive Opportunities
     The Compensation Committee believes that executive officers should be rewarded for their contributions to the success and profitability of the Company and, as such, approves the annual cash incentive awards. Incentive awards are linked to the achievement of revenue and net income goals by the Company and/or specific business units, and the achievement by the executives of certain assigned objectives. The individual objectives set for the Company’s executive officers are generally objective in nature and include such goals as revenue, profit and budget objectives, and increased business unit productivity. The Compensation Committee believes that these arrangements tie the executive’s performance closely to key measures of the success of the Company or the executive’s business unit. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.
Long-Term Stock-Based Incentives
     The Compensation Committee also believes that it is essential to link the interests of executive and shareholder together. As such, from time to time, the Compensation Committee grants stock options to executive officers and other employees under the 2000 Plan. In determining actual awards, the Compensation Committee considers the externally competitive market, the contributions of the individual to the Company’s success, and the need to retain the individual over time. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.
     During 2007, the Company issued 100,000 stock options to Dean Bobrowski, the Company’s Vice President of Sales, in accordance with the terms of his employment agreement dated May 21, 2007. The exercise price of the options is $0.18 per share in which 12,500 shares vest at the six month anniversary of the employment agreement and the balance of the stock options vest on the first day of each month following the sixth month anniversary at 2,083 shares per month until fully vested, over a four-year period. In addition, Dean Bobrowski is entitled to receive 400,000 incentive stock options. The options vest upon the employee achieving his annual sales quota of $1,500,000 and vest a monthly basis, over a two-year period.
     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its named executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although no named executive officer received compensation exceeding this limit in 2007, the Company has limited the number of shares of Common Stock subject to options, which may be granted, to the Company’s employees in a manner that complies with the performance-based requirements of Section 162(m). While the Compensation Committee does not currently intend to qualify its annual incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m).
The Compensation Committee
Scott C. Edelman, Chair
Jack A. Pellicci, Member
Compensation Committee Interlocks and Insider Participation
     Our Compensation Committee consists of Mr. Edelman and Mr. Pellicci. None of our Executive Officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of, or member of our Compensation Committee.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The Company entered into the following financing agreements with Mr. David R. Vey, Chairman of the Board of Directors, as of August 1, 2008. Mr. Vey is a selling shareholder who owned more than 5% of the Company’s outstanding common stock.
David Vey and Oak Harbor
Oak Harbor Note
     As part of a refinancing of certain obligations to Oak Harbor Investment Properties LLC (“Oak Harbor”), the Company issued a promissory note to Oak Harbor dated as of August 17, 2006 in the principal amount of $1,040,402

(the “Oak Harbor Note”). Oak Harbor is a limited liability corporation in which David Vey and Richard T. Hartley are managing members. The Oak Harbor Note bears interest at a rate of eight percent (8%) per year. The note has a maturity date of May 1, 2009, at which time all outstanding principal and interest is due.
Bridge Loan with David Vey
     On October 23, 2006 an Independent Committee of the Board of Directors of the Company recommended to the Board of Directors that certain other outstanding loans from David Vey (“Vey”) to the Company be consolidated pursuant to a single promissory note. These other loans previously bore interest at a rate of eight percent (8%) per year. On November 2, 2006 the Board of Directors approved the issuance of a $1,213,952 promissory note to Vey, effective October 23, 2006, evidencing and consolidating certain loans made by Vey to the Company. A promissory note dated October 23, 2006 in the principal amount of $1,213,952 has been issued and delivered by the Company to Vey (the “Bridge Note”). The principal amount of the Bridge Note reflects the prior loan from Vey to the Company in the principal amount of $1,075,000 as well as interest and certain related expenses. The Bridge Note bears interest at a rate of eight percent (8%) per year on the unpaid principal balance. The maturity date of the note is January 1, 2009, at which time all principal and interest is due.
Convertible Note with David Vey
     On October 23, 2006 the Independent Committee of the Board of Directors of the Company also recommended to the Board of Directors that the Company consolidate and extend the term of several convertible promissory notes previously issued by the Company to David Vey, totaling the principal sum of $2,590,000 with accrued interest of $101,263 into a single secured convertible promissory note. On November 2, 2006, the Board of Directors approved such consolidation and extension, to be effective October 23, 2006. An Exchange Agreement dated as of October 23, 2006 was executed by Vey and the Company, which provides for the cancellation of the outstanding convertible promissory notes (the “Old Vey Convertible Notes”) and the issuance and delivery of a single secured convertible promissory note dated as of October 23, 2006 in the principal amount $2,691,263 (the “New Vey Convertible Note”). The Old Vey Convertible Notes contained various maturity dates, which had been previously extended until July 1, 2006, and bore interest at the rate of eight percent (8%) per year. The Old Vey Convertible Notes contained provisions allowing Vey, at his option, to convert all or part of the unpaid principal and accrued but unpaid interest of the Old Vey Convertible Note into shares of the Company’s common stock $0.001 par value per share (the “Shares”) at conversion prices ranging from $0.14 to $0.56 per share. The New Vey Convertible Note has a maturity date of January 1, 2009, unless theretofore converted and bears interest at the rate of eight percent (8%) per year, which interest is due upon maturity. Vey may, at any time and at his option, elect to convert all or part of the unpaid principal and accrued but unpaid interest of the New Vey Convertible Note into Shares at a conversion price of $0.14 per share (the “Conversion Price”). The number of Shares which would be issuable upon the conversion of the $2,691,263 principal balance of the New Vey Convertible Note is 19,223,309. Accrued and unpaid interest may be paid in cash or, at the election of Vey, in Shares based on the Conversion Price. The Conversion Price is subject to adjustment under certain circumstances. The Company accounted for the exchange of this debt in accordance with EITF Issue No. 06-06 and EITF Issue No. 96-19. Due to the change in conversion prices of the debt, the Company recorded the increase in the fair value of the conversion option, resulting in debt discount which reduced the carrying amount of the obligation by $110,000. The discount is accreted to interest expense over the two-year life of the convertible note.
     The New Vey Convertible Note provides that in the event the Company raises new capital through the sale of equity or debt securities (except for sums provided by Oak Harbor, its affiliates, or Vey) in an amount equal to or in excess of $2,000,000 (the “Financing”), the Company may, at its option, within ninety (90) days from the date of closing of the Financing, convert up to $1,210,000 of the outstanding principal of the Vey Convertible Note into Shares by making a cash payment to Vey in the amount of four percent (4%) of the principal converted. The number of Shares to be issued upon such conversion shall be equal to the principal balance converted divided by the conversion price in effect immediately prior to such computation.

     The New Vey Convertible Note further provides that Vey may demand prepayment in full of the outstanding sums due under such note upon the occurrence of either of the following: (i) Company receives funds from any source (including internal sources such as collections of accounts receivable, as well as any external sources, such as sales of securities) totaling in excess of $3,500,000 after October 23, 2006; or (ii) the Company maintains current cash on hand in excess of $2,000,000 for a period exceeding thirty (30) days.
     The Registration Rights Agreement between Vey and the Company, dated as of August 17, 2006 provides that the Company will use its best efforts to register for resale the Shares issuable upon conversion of the New Vey Convertible Note under the Securities Act of 1933.
Line of Credit with David Vey
     On September 26, 2006, the Company entered into a revolving line of credit with David Vey, the Company’s Chairman of the Board of Directors, with a maximum borrowing of $500,000. Advances on the line of credit are subject to the approval of David Vey. The line accrues interest at 8% per year. During the first quarter of 2008, the maturity date of the line was extended to January 1, 2009. Interest only payments are due quarterly until the maturity date, at which time all outstanding principal and interest are due.
     The outstanding balance on the line of credit is $490,000 as of August 1, 2008.
Intercreditor Agreement
     Vey and Oak Harbor entered into an Intercreditor Agreement dated as of October 23, 2006, which was acknowledged by the Company (the “Intercreditor Agreement”). The Intercreditor Agreement provides that as long as Oak Harbor has not received notice of default of the Promissory Note, the Bridge Loan, or the Revolving Note and until such time as the Revolving Note has been satisfied, the proceeds of the receivables of the Company will be applied as and when they are collected to the payment of the principal sums, accrued interest and late charges due under the Revolving Note.
Security Agreement
     The New Oak Harbor Note is secured by substantially all of the assets of the Company pursuant to an Amended and Restated Security Agreement dated as of August 17, 2006 between the Company and Oak Harbor (the “Amended Security Agreement”). The Amended Security Agreement amends and restates the Security Agreement between Oak Harbor and the Company effective as of January 13, 2003 which granted to Oak Harbor a lien and security interest in the assets of the Company (the “Oak Harbor Security Agreement”). The changes to the Security Agreement were effected by the Amended and Restated Security Agreement which include: (i) the modification of the term “Obligations” to mean all of the obligations, indebtedness, and liabilities of the Company to Oak Harbor and Vey; (ii) the acknowledgement and consent of Oak Harbor to the grant of a subordinate security interest in the assets of the Company set forth in the Amended Security Agreement (the “Collateral”) to Vey; and (iii) the modification of Appendix A to the Security Agreement to reflect the current outstanding permitted liens in the Collateral and references the subordinate security interest to the Collateral granted to Vey pursuant to the Security Agreement between the Company and Vey dated as of October 23, 2006 (the “Vey Security Agreement”).
     The New Vey Convertible Note, the Revolving Note, and the Bridge Note are secured pursuant to the terms and conditions of the Vey Security Agreement. Pursuant to the terms of the Vey Security Agreement, the New Vey Convertible Note, the Revolving Note, and the Bridge Note are secured by a lien and security interest in the Collateral of the Company subordinate to the security interest of Oak Harbor.

Cross Default Provisions of the Notes
          The New Oak Harbor Note, the Bridge Note, the New Vey Convertible Note and the Revolving Note (collectively the “Notes”) contain cross default provisions. Consequently an event of default under any of the Notes would constitute an event of default under each of the Notes. An event of default under the Notes will also have occurred if a default occurs under any other loan, extension of credit, security right, instrument, document, agreement or obligation from the Company to Vey or Oak Harbor.
The table below details the total outstanding principal balance and accrued interest expense owed to David Vey and Oak Harbor as of August 1, 2008:

			Principal sum	Accrued interest
Instrument	Payee	Maturity Date	due	at August 1, 2008
Promissory Note dated as of August 17, 2006	Oak Harbor Investment Properties, LLC	May 1, 2009	$1,040,402	$165,308
Secured Convertible Promissory Note dated as of October 23, 2006	David Vey	January 1, 2009	$2,691,263	$387,542
Promissory Note dated as of October 23, 2006	David Vey	January 1, 2009	$1,213,952	$174,809
Revolving Promissory Note (“Line of Credit”) dated as of September 27, 2006	David Vey	January 1, 2009	$490,000	$51,400
David Vey and OSI Litigation
     On September 4, 2007, SEDONA entered into an agreement with Vey Associates, Inc. in which Vey Associates agreed to provide funding to assist SEDONA in the payment of certain fees and expenses related to the lawsuit captioned Sedona Corp. v. Open Solutions, Inc., Action No. 3:07-CV-00171-VLB (the “litigation”), currently pending in the United States District Court for the District of Connecticut. David Vey, the Chairman and a shareholder of SEDONA, is an officer, director and majority shareholder of Vey Associates, Inc.
     Under the agreement, Vey Associates will advance up to $750,000 to SEDONA to pay fees and expenses in connection with the litigation. Any proceeds received from the settlement, verdict or other conclusion of the litigation will be first applied to repay Vey Associates and SEDONA for expenses incurred. Thereafter, SEDONA will receive twenty-five (25%) percent of any proceeds and Vey Associates will receive seventy-five (75%) percent of the proceeds. In the event that SEDONA is unsuccessful in the litigation and does not receive any litigation proceeds, it will have no obligation to repay any sums to Vey Associates. All amounts advanced by Vey Associates to SEDONA shall accrue interest at a rate of ten (10%) percent per year.
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers, and persons who beneficially own more than 10% of its Common Stock, to file reports of their ownership and changes in ownership with the Securities and Exchange Commission, and to furnish us with copies of any reports that they file.
     Based solely on review of the copies of these reports received or written representations that no reports on Form 5 were required, the Company believes that, for the year ended December 31, 2007 all reporting persons complied on a timely basis with the filing requirements applicable to them.

AUDIT COMMITTEE REPORT
     The Audit Committee of the Board of Directors of the Company is composed of three independent Directors whom the board has determined meet the independence and financial literacy requirements of Nasdaq. The Audit Committee operates under a written charter adopted by the Board of Directors and is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors.
     The Audit Committee of the Board of Directors has:
•	Reviewed and discussed the Company’s audited consolidated financial statements with management and the Company’s independent accountants;

•	Discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements; and

•	Received the written disclosures and the letter from the Company’s certified independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with the Company’s independent accountant the independent accountant’s independence; and
     Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.
The Audit Committee
Roger W. Scearce
David C. Bluestone
Jack A. Pellicci
Auditor Fees and Services
     The following is a summary of the fees billed to the Company by Asher & Co, LLP and McGladrey & Pullen, LLP, the Company’s certified independent auditors for professional services rendered for the fiscal year ended December 31, 2007 and 2006:

Fee Category	Total Fees
	FY 2007	FY 2006

Audit Fees (1)	$102,000	$98,500
Audit-Related Fees (2)	—	—

Tax Fees (3)	$8,056	$19,835
All Other Fees (4)	—	—

Total Fees	$110,056	$118,335

1)	Audit Fees. This category includes: the audit of the Company’s annual financial statements included in the Company’s reports on 10-KSB; the timely review of the interim financial statements included in the Company’s quarterly reports on Form 10-QSB for the periods ended March 31, June 30 and September 30, 2007 and 2006; and services that are normally provided by the independent auditors in connection with engagements for those fiscal periods. This category may also include advice on audit and accounting matters that arose during, or as a result of, the audit or review of interim financial statements. This category also includes services in connection with statutory and regulatory filings or engagements.

2)	Audit-Related Fees. This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category include financial information systems design and implementation services rendered by the independent auditor.

3)	Tax Fees. This category consists of professional services rendered by the independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

4)	All Other Fees. This category includes services rendered by the independent auditors other than for services reported above.
Pre-Approval of Audit and Non-Audit Services
     All audit and non-audit services provided by independent accountants to the Company are pre-approved by the Audit Committee. The Audit Committee utilizes the following procedures in pre-approving all audit and non-audit services. At or before the first meeting of the Audit Committee each year, the Audit Committee is presented with a proposal of the cost for audit and non-audit services expected to be performed by the principal accountant during the year.
     Quarterly, the Audit Committee is presented with the total fees assessed for such services during the quarter with a comparison to the amounts previously presented. An explanation of any variances is presented, if necessary. The Audit Committee is also presented with an update of any new audit or non-audit services to be performed. The Audit Committee reviews the update and approves the services outlined therein if such services are acceptable to the Audit Committee.
     To ensure the prompt response of any unexpected matters, the Audit Committee may delegate to a designated member or members of the Audit Committee the authority to amend or modify the audit and non-audit services and fees; provided however, that such additional or amended services may not affect the independent accountants independence under applicable SEC rules. The member or members of the Audit Committee must report any such action taken to the Audit Committee at its next scheduled meeting.
     All audit and non-audit related services and fees in fiscal year 2007 were pre-approved by the Audit Committee.
     A representative from Asher & Co. is expected to be available by teleconference during the meeting to make a statement if he desires to do so and to respond to appropriate questions.
     On April 16, 2007, SEDONA Corporation received a letter dated April 13, 2007 from McGladrey & Pullen, LLP (“McGladrey”) informing the Company that they were declining to stand for re-election as the Company’s independent auditors. McGladrey’s role as the Company’s independent auditors ceased upon the completion of the review of the quarterly financial data on Form 10-QSB for the quarter ending March 31, 2007, which was filed on May 18, 2007.

     The audit report of McGladrey on the Company’s consolidated financial statements for the years ended December 31, 2006 and December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, in their report dated April 17, 2007, McGladrey’s opinion was modified to include a change in accounting principle regarding the method of accounting for stock-based compensation in accordance with guidance provided in Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” and an uncertainty about the Company’s ability to continue as a going concern.
     During its audit of the fiscal years ended December 31, 2006 and December 31, 2005, and during its review of the subsequent interim period through May 18, 2007, (i) the Company had no disagreements with McGladrey on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which, if not resolved to McGladrey’s satisfaction, would have caused McGladrey to make reference to the matter in their reports, and (ii) there have been no “reportable events,” as defined in Item 304(a)(1) of Regulation S-B.
     The Company’s Audit Committee accepted McGladrey’s decision not to stand for re-election as the Company’s independent auditors, effective May 18, 2007.
     Effective August 3, 2007, the Company’s audit committee appointed Asher & Company, Ltd. as its new independent accountants, beginning with the review of the quarterly financial data on Form 10-QSB for the quarter ending June 30, 2007.
COST OF SOLICITATION OF PROXIES
     The Company will bear the cost of soliciting proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or facsimile by Directors, officers or regular employees of the Company without any special remuneration, or by a professional proxy solicitation organization engaged by the Company.
OTHER MATTERS
     Management does not intend to present, and does not have any reason to believe that others will present, any matters or items of business at the Meeting or any adjournment thereof other than those specifically set forth in the Notice of Annual Meeting. If any other matters are properly presented for a vote at the Meeting, however, it is intended that shares represented by proxy will be voted in accordance with the judgment of the persons voting them.
SHAREHOLDER PROPOSALS
     Any Shareholder who, in accordance with and subject to the provisions of the rules of the SEC and applicable laws of the Commonwealth of Pennsylvania, wishes to submit a proposal for inclusion in the Company’s Proxy Statement for its next Annual Meeting of Shareholders, must deliver such proposal, in writing, to the attention of Anita M. Primo, Secretary of the Company, at the Company’s principal executive offices at 1003 West Ninth Avenue, Second Floor, King of Prussia, PA 19406, not later than March 15, 2009.
     The proxy confers discretionary authority on the proxy holders to vote on any matter as to which the Company had not received notice of such matter prior to June 1, 2008 and allowed by SEC regulations.

SHAREHOLDER COMMUNICATIONS
     Shareholders may contact the Board of Directors by writing to them c/o Corporate Secretary, SEDONA Corporation, 1003 West Ninth Avenue, Second Floor, King of Prussia, PA 19406. The Board of Directors will review all communications received from shareholders.
HOUSEHOLDING
     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single annual report and proxy statement, or notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly known as “householding” provides extra convenience for shareholders and is cost effective for the Company. If, now or in the future, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, please notify us by calling 610-337-8400 or by sending a written request to the Corporate Secretary at 1003 West Ninth Avenue, Second Floor, King of Prussia, PA 19406.
ANNUAL REPORT TO SHAREHOLDERS
     A copy of the Company’s 2007 Annual Report on Form 10-KSB, which is serving as the Company’s Annual Report to Shareholders is being transmitted herewith. Shareholders are referred to the Annual Report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and may not form a part of the proxy solicitation materials.
ADDITIONAL COPIES OF THE FORM 10-KSB WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, DIRECTED TO
SEDONA CORPORATION
ATTENTION: CORPORATE SECRETARY
1003 WEST NINTH AVENUE
SECOND FLOOR
KING OF PRUSSIA, PA 19406

By Order of the Board of Directors,

ANITA M. PRIMO
August 1, 2008	Secretary

SEDONA CORPORATION
1003 WEST 9th AVENUE
SECOND FLOOR
KING OF PRUSSIA, PA 19406
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by SEDONA Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to SEDONA Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SEDON1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEDONA CORPORATION					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR all nominees. If no instruction is provided, this proxy will be voted FOR all nominees.					☐	☐	☐

1.	To elect Directors:

	Nominees:
	01)	David R. Vey	04)	Jack A. Pellicci
	02)	Scott C. Edelman	05)	Roger W. Scearce
	03)	Marco A. Emrich	06)	David C. Bluestone

Your signature(s) on this form of proxy should be exactly as your name and/or names appear(s) on this proxy. If the stock is held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SEDONA Corporation
Proxy for Annual Meeting of Shareholders September 18, 2008
The undersigned hereby appoints DAVID R. VEY and ANITA M. PRIMO, or either of them acting in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of SEDONA Corporation, to be held on Thursday, September 18, 2008, and at any adjournments thereof, to vote the shares of Common Stock that the signer would be entitled to vote if personally present as indicated below and on the reverse side hereof and on any other matters brought before the meeting, all as set forth in the Proxy Statement of SEDONA Corporation, dated August 1, 2008, receipt of which is hereby acknowledged.
The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the fully executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Directors FOR all nominees.
Please date, sign, and return promptly.
This proxy is solicited on behalf of the Board of
Directors of SEDONA Corporation.